Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to the Annual Report of Tennessee Commerce Bancorp, Inc. (the “Corporation”) on Form 10-K for the period ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Frank Perez, Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)              The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)              The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Frank Perez
Frank Perez
Chief Financial Officer
Tennessee Commerce Bancorp, Inc.
April 18, 2011